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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 19, 1998
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 749-7100
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ITEM 5.  OTHER EVENTS

     Doral Financial Corporation (the "Company"), on October 21, 1998, announced that it had completed a consent solicitation and had obtained the required consents for certain amendments to the Indenture pursuant to which the Company's
7.84% Senior Notes due 2006 were issued. The amendments modify certain covenants and other provisions of the Indenture to (i) eliminate the limitations on the incurrence of additional indebtedness by the Company or any of its subsidiaries,
(ii) eliminate the covenant restricting the creation of liens on property, shares of capital stock or indebtedness of the Company or of any of its subsidiaries, (iii) modify the covenant limiting the issuance of securities by subsidiaries, (iv) eliminate certain definitions or portions of definitions that are no longer required as a result of the foregoing modifications, (v) modify the covenant restricting mergers and similar transactions to eliminate the reference to compliance with the additional indebtedness test that is being eliminated, (vi) add an additional covenant that would require the Company to maintain a minimum consolidated net worth of $185 million, and (vii) modify the definition of the term "Company" to reflect the change in the Company's name from First Financial Caribbean Corporation to Doral Financial Corporation. A
Supplemental Indenture incorporating such amendments was executed as of October
19, 1998 and was effective upon execution.

     The Company also authorized certain amendments to its bylaws at a regularly scheduled Board of Directors meeting held on October 19, 1998. A copy of the bylaws as revised are included as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

               (c)  Exhibits
                    3.2       Bylaws, as amended as of October 19, 1998

                    10.79     First Supplemental Indenture, dated as of
                              October 19, 1998, between the Company and Bankers
                              Trust Company.

                    99        Press Release dated October 21, 1998




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/  Ricardo Melendez
                                                 -----------------------------
                                                          Ricardo Melendez
                                                     Vice President and Chief
                                                        Accounting Officer



Date: October 22, 1998





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                                EXHIBIT INDEX



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
EXHIBIT NUMBER           DESCRIPTION
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
    3.2             By-laws, as amended as of October 19, 1998

    10.79 First Supplemental Indenture, dated as of October 19, 1998 between the Company and Bankers Trust Company

    99              Press Release dated October 21, 1998
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